LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998


[LOGO]
Seeks long-term capital appreciation

KEMPER
SMALL CAP VALUE FUND

                "...Small cap stocks are always volatile, but were more
                 so than normal this last period, and I would say that
                             was largely due to Asia. ..."



                                                           [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
22
SHAREHOLDERS' MEETING


At A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 4.86%
CLASS B                                                 4.42%
CLASS C                                                 4.50%
LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY AVERAGE*     6.37%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. Returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF     AS OF
                                   5/31/98   11/30/97
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
CLASS A                             $22.14    $21.83
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
CLASS B                             $21.66    $21.46
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
CLASS C                             $21.73    $21.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
RANKINGS AS OF 5/31/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY*

                          CLASS A             CLASS B              CLASS C
--------------------------------------------------------------------------------
1-YEAR                #386 of 515 funds   #414 of 515 funds    #407 of 515 funds
--------------------------------------------------------------------------------
3-YEAR                #91 of 303 funds            N/A                  N/A
--------------------------------------------------------------------------------
5-YEAR                #48 of 163 funds            N/A                  N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998, THE KEMPER SMALL CAP VALUE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                           CLASS A     CLASS B   CLASS C
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN    $0.27       $0.27     $0.27
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN     $0.43       $0.43     $0.43
--------------------------------------------------------------------------------

INVESTMENT BY THE FUND IN SMALLER COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar's Style Box is based on a portfolio date as of May 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

TOTAL RETURN A fund's total return measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

VALUE INVESTING An investment strategy that seeks to identify strongly financed, growing companies whose stocks sell at low price/earning multiples (P/Es). This strategy is also described as contrarian because such stocks are typically temporarily out of favor.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[FORESTER PHOTO]

TOM FORESTER IS THE CO-LEAD PORTFOLIO MANAGER OF KEMPER SMALL CAP VALUE FUND. FORESTER IS A PHI BETA KAPPA GRADUATE OF THE UNIVERSITY OF COLORADO AND HOLDS A MASTER'S DEGREE IN MANAGEMENT FROM NORTHWESTERN UNIVERSITY'S J.L. KELLOGG GRADUATE SCHOOL OF MANAGEMENT. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

[STOKES PHOTO]

STEVE STOKES IS THE CO-LEAD PORTFOLIO MANAGER OF KEMPER SMALL CAP VALUE FUND. STOKES RECEIVED HIS BACHELOR OF SCIENCE DEGREE IN FINANCE IN 1985 FROM STATE UNIVERSITY OF NEW YORK AT NEW PALTZ. A CHARTERED FINANCIAL ANALYST, HE IS A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH, FINANCIAL ANALYST FEDERATION AND NYSSA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ALTHOUGH THE SMALL CAPITALIZATION MARKET WAS UP ABOUT 6.5 PERCENT OVERALL FROM DECEMBER 1, 1997 THROUGH MAY 31, 1998, SMALL CAP STOCKS RECEIVED A PUMMELING FROM TIME TO TIME FROM SKITTISH INVESTORS. PORTFOLIO MANAGER TOM FORESTER DISCUSSES WHY INVESTORS REACTED AS THEY DID AND HOW HE MANAGED THE FUND DURING THIS VOLATILE PERIOD.

Q     DURING THE PAST SIX MONTHS, WE SAW THE MARKET REBOUND FROM THE ASIAN
CONTAGION THAT SURFACED IN THE FOURTH QUARTER OF LAST YEAR. HOW DID THAT AFFECT SMALL CAP STOCKS?

A     Small cap stocks are always volatile, but were more so than normal this last period and I would say that was largely due to Asia. Certainly last year's fourth quarter implosion and the subsequent rebound in this year's first quarter were Asia related.

      In the fourth quarter, market fears prompted investors to favor liquid stocks -- that is, stocks that can be easily bought and sold. Small cap stocks are more difficult to move in volume, so people tended to move to large cap stocks from small cap. The small cap market recovered from that early on this year, but started reverting back in the second quarter. I think people saw the economic strength in the first quarter and thought that the Asian crisis wasn't having any effect. When second quarter figures began coming in a little bit lighter and the Asian markets fell back to their December lows, that caused a second liquidity rush to large caps.

      Another issue causing the disparity between small and large cap performance is the profusion of small technology companies. Most small firms either competed against Asian firms or saw a slowdown in their orders from bigger technology companies. So even the smaller companies that didn't have direct exposure to Asia suffered. Nervous investors tended to jump out of those small technology firms and into larger tech companies.

      The European market was up dramatically because of very strong economic growth there. I think that gave strength to the large caps in the U.S. market. Although the U.S. economy is doing fine, the large, multi-national companies were able to shift resources over to Europe to gain even more.

      May was an especially difficult month for the small cap market. The R ussell 2000 Index lost 5.39 percent and Kemper Small Cap Value Fund dropped
5.14 percent (Class A shares, unadjusted for any sales charge) that month. Currently, there is a 9 percent difference between the S&P 500 and the Russell 2000 year-to-date performance, and about half of that occurred in May.

Q     SO THIS WAS A DIFFICULT ENVIRONMENT FOR SMALL STOCKS. HOW DID THE FUND
FARE?

A     The Kemper Small Cap Value Fund returned 4.86 percent (Class A shares unadjusted for any sales charge) for the six-month period ending May 31, 1998, below the Russell 2000 Index, which returned 6.54 percent for the same period. One reason for the fund's underperformance was our style of investing in value stocks, which lagged growth stocks for the first part of the year. Growth stocks were hit very hard in the fourth quarter of last year, and came back

PERFORMANCE UPDATE

with a vengeance in the first quarter of 1998. That trend reversed itself in May and we expect value stocks will once again outperform their higher-priced growth stock counterparts.

Q     WHICH SECTORS HAVE DONE WELL THIS PERIOD AND WHICH HAVE STRUGGLED?

A     Companies that benefit when consumers have more discretionary income did well -- retail, gaming, etc. They're up about 15 percent this year. I think the year-to-year sales pattern comparisons for consumer discretionaries have been quite positive. Last year, sales were not that strong because we endured a very hard winter. This year's mild winter sent more people out shopping. Of course, that isn't likely to recur next year and we may get the reverse effect. Consumers stocked up on their durables this winter.

      The transportation sector is up about 20 percent. A lot of this performance was due to lower oil prices and a strong economy. Lower fuel costs benefited the airlines, and the strong economy meant more people were flying and the airlines could charge them higher prices for their tickets. Trucking did well while we were invested there.

      As far as areas where the fund lagged, its light weighting in health care stocks impeded performance simply because the stocks performed well and we didn't own too many of them. They've been too rich for our taste, but the market has continued to bid them up anyway.

Q     YOU WERE BULLISH ON FINANCIALS LAST NOVEMBER AND CONTINUE TO HOLD A LARGE
POSITION IN THAT SECTOR. DO YOU EXPECT THE STRONG PERFORMANCE IN THIS AREA
TO CONTINUE?

A     Actually, although we began the period with a 25 percent position in financials, we brought that down to 20 percent in March and built it back up to 25 percent recently by adding real estate investment trusts (REITs). We don't expect the steady merger activity in the banking sector to continue at its recent torrid pace because banks need to focus on bringing their computer systems into Year 2000 compliance by the end of 1998. It would be difficult to execute a buyout and manage a major systems conversion at the same time. I expect any new deals to be sporadic and I expect them to be larger. If a bank is going to go through the difficult exercise, it had better be worth the effort.

      I also think banks are rather overpriced right now. Today's high valuations appear to be supported by heavy merger activity, so if the deals slow, the valuation support may disappear. When you consider the risk and reward, there is not much upside but a lot of downside to many bank stocks today. We see much more potential in REITs at the moment. REITs haven't done very well until now, and today they're very inexpensive. They've tended to grow as fast as banks, pay a much higher dividend and have much lower valuations. On a risk-reward scale, we believe they have limited downside and more upside. So we made the switch and so far that's proving to be a good move.

Q     WHAT OTHER SECTORS APPEAL TO YOU NOW, AND HOW HAVE YOU ADJUSTED THE FUND'S
WEIGHTINGS?

A     The technology sector did well in the first quarter but was down about 10 percent in May. We had anticipated that drop and had been lightening up on technology holdings for the last few months, ending May with a 7.4 percent weighting. I think the market was showing concern over high valuations. We had this Asian contagion the fourth quarter and everyone said it wouldn't have an impact. Now some people are saying it does have an impact, so a lot of these stocks are getting hit. In addition, the second quarter historically tends to be a weak quarter for technology stocks.

      Another adjustment we made during the period was to raise cash to 15 percent in mid-April, just before the market fell 10 percent. Now we're buying back into stocks, trying to get back to being fully invested. Today the fund is holding about 8 percent cash.

      The drop in oil prices, which was driven in large part by a glut in supply, has hurt energy stocks. Our energy stocks actually did fairly well compared to the sector as a whole. I think we could see a rebound in the energy sector over the rest of the year, because oil prices have come down to what we think is an unsustainable low level.

PERFORMANCE UPDATE

Q     WHAT ABOUT SOME SPECIFIC STOCK PLAYS. WHERE HAVE YOU SCORED AND ARE THERE
ANY DECISIONS THAT YOU REGRET?

A     Tommy Hilfiger shot the lights out this year. When we bought that stock in late November it had strong fundamentals, had met all of its earnings estimates and was growing at a strong clip, but people were concerned that its inventory was too high. The market was jittery back then and people just started dumping everything. It came through the holiday season with great sales and brought inventory down. It went on to buy one of its suppliers, a jeans manufacturing company. When we sold the stock recently it was up about 90 percent.

      Finish Line, a mall-based athletic shoe and clothing retailer, also did quite well, jumping 80 percent this year. This is a case of a consumer discretionary stock that benefited from the warm, el Nino winter. Consumers shopped more and bought more, so the stores had positive comparisons to last year. When we bought the stock it sold at 12 times earnings and we sold it recently at 25 times earnings, a classic example of successful value investing.

      Another stock that's done well and that we still own is Learning Company, an educational software company. It's up about 80 percent this year. We bought the stock at $8, and now it is selling for $28 a share. America West Airlines was also a top performer. The airline company has had strong bookings and has lowered its cost structure. It was a very low valuation stock and I think people have finally realized that the company can make money.

      We didn't do as well as we would have hoped in materials and processing. Our holdings overall were flat, while that sector of the index is up 10 percent, so that's been a negative weight on us.

Q     LOOKING AHEAD, WHAT DO YOU EXPECT FROM THE SMALL CAP MARKET?

A     I think stocks will do okay, and I think our value stocks will do better than growth stocks. The market may be in for a challenge however. We're seeing slower earnings growth and higher valuations, especially in large caps. Interestingly, the Russell 2000 doesn't have nearly the valuations that the S&P 500 does right now, so from a valuation perspective it isn't going to be as difficult to find values in the small cap arena as in the large cap. However, from a liquidity perspective, small caps might face trouble. You've already seen people get skittish over the Asian crisis and move toward the larger cap stocks. They feel safer there.

      Also, when investors look at raw data, they see very positive numbers in the first quarter. We had one of the worst winters ever in the first quarter of
1997 and one of the easiest winters ever in the first quarter   of 1998, so we
saw much better earnings in comparison. Year-over-year comparisons may not look as attractive in the third or fourth quarter. I think numbers will either flatten out or turn negative toward the end of this year as far as earnings go. Because of this, we may see a lot of restructuring. Some companies may get in trouble this quarter, and by the end of the year we could see a rougher market.

Q     HOW WILL YOU ADJUST FOR THIS?

A     The beauty of our value strategy is that it tends to work fairly well when the market is going up, and work EXTREMELY well in comparison to "growthier" approaches when the market is going down. So if the market declines, we should be down less than the overall market. And a correction should give us additional opportunities to find bargains.

      In the meantime, I'm attempting to add stability through investing in the REITs I mentioned earlier. They tend to be high-yielding, defensive positions and they seem to be working out well so far. In fact, we didn't fall as much as the overall market during May. We'll also make a point of getting out of some high-flying stocks and concentrate on buying the cheapest stocks in each sector, so we remain fairly broadly diversified.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 1998, AND ON NOVEMBER 30, 1997.

                          [EQUITY PORTION BAR GRAPH]


                       KEMPER SMALL CAP VALUE FUND    KEMPER SMALL CAP VALUE FUND
                               ON 5/31/98                     ON 11/30/97
FINANCE                           25.2%                           25.5%

CAPITAL GOODS                     23.7%                           22.8%

CONSUMER NONDURABLES              18.1%                           18.1%

ENERGY                             9.4%                            8.9%

TECHNOLOGY                         7.4%                            9.8%

TRANSPORTATION                     6.2%                             4.9%

HEALTH CARE                        4.4%                             4.2%

OTHER                              2.9%                             5.1%

UTILITIES                          1.7%                             0.7%

BASIC INDUSTRIES                   1.0%                               0%

A COMPARISON WITH THE RUSSELL 2000 INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAP VALUE FUND REPRESENTED ON MAY 31, 1998, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 INDEX.

                       [RUSSELL COMPARISON BAR GRAPH]

                       KEMPER SMALL CAP VALUE FUND    KEMPER SMALL CAP VALUE FUND
                               ON 5/31/98                     ON 5/31/98
FINANCE                           25.2%                           24.3%

CAPITAL GOODS                     23.7%                            9.6%

CONSUMER NONDURABLES              18.1%                           20.7%

ENERGY                             9.4%                            4.4%

TECHNOLOGY                         7.4%                           15.3%

TRANSPORTATION                     6.2%                            2.4%

HEALTH CARE                        4.4%                            9.3%

OTHER                              2.9%                            0.0%

UTILITIES                          1.7%                            5.1%

BASIC INDUSTRIES                   1.0%                            5.7%

CONSUMER DURABLES                  0.0%                            3.2%

* The Russell 2000 Index is an unmanaged capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

REPRESENTING 12.2 PERCENT OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1998.

--------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                        PERCENT
--------------------------------------------------------------------------------------------------------

1.             YOUNG BROADCASTING            Owns 11 network-affiliates stations and one            1.6%
                                             independent TV station.

2.             AMERICA WEST AIRLINES         Provides passenger air travel services primarily to    1.3%
                                             business travelers as well as to discretionary
                                             travelers.

3.             SCIENTIFIC-ATLANTA            A leading supplier of broadband communication          1.3%
                                             systems, satellite-based video, voice and data
                                             communications networks and worldwide customer
                                             service and support.

4.             IMPERIAL CREDIT MORTGAGE      Is a mortgage REIT which operates three businesses     1.2%
               HOLDINGS                      1) the Long Term Business Operations 2) the Conduit
                                             Operations 3) the Warehouse Lending Operations.

5.             CARPENTER TECHNOLOGY          Manufactures, fabricates and markets specialty         1.2%
                                             metals.

6.             BALL CORP.                    Manufactures and markets packaging, industrial and     1.2%
                                             consumer products and provides aerospace systems and
                                             professional services to the federal sector.

7.             INTERMET                      Manufactures a wide variety of ductile and gray iron   1.1%
                                             casting for automotive and industrial customers.

8.             RESOURCE BANKSHARES MORTGAGE  A mortgage banking company which provides services     1.1%
               GROUP                         for the purchase, sale and servicing of residential
                                             single-family first family mortgage loans.

9.             INTEGRATED HEALTH SERVICE     Provides a wide range of post-acute stage medical      1.1%
                                             and rehabilitative services including sub-acute
                                             care, home health, and rehab services.

10.            JONES INTERCABLE              Acquires, develops and operates cable television       1.1%
                                             systems.

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
COMMON STOCKS                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--.9%          Birmingham Steel Corp.                                  823,450   $   11,528
                               ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.6%            Albany International Corp.                              180,000        5,220
                               Apogee Enterprises                                      523,900        7,302
                               Robbins & Myers                                         236,200        7,012
                               ----------------------------------------------------------------------------
                                                                                                     19,534
-----------------------------------------------------------------------------------------------------------
CONSUMER                       Applebee's International                                432,500       10,542
DISCRETIONARY--15.1%           BJ Services Co.                                         307,500       12,146
                               Brown Group, Inc.                                       558,900       10,025
                               Burlington Coat Factory                                  95,000        1,906
                               Bush Industries                                         243,300        6,539
                               CDI Corp.                                               188,700        6,947
                               Carmike Cinemas                                         201,300        5,272
                               DIMON Inc.                                              421,500        5,690
                            (a)Dollar Thrifty Automotive Group                         645,300        9,276
                               First Brands Corp.                                      488,200       12,144
                               Footstar, Inc.                                          129,000        5,700
                            (a)Friedman's Inc.                                         545,600       10,776
                               Haggar Apparel Co.                                      204,500        2,863
                               Harman International Industries                         227,500        9,683
                               Heilig - Myers                                          271,000        3,252
                               Herbalife International,
                                 Class "A"                                             154,366        3,975
                                 Class "B"                                             308,733        7,217
                               Hollywood Entertainment Corp.                           374,300        3,930
                               Homebase, Inc.                                          346,500        3,010
                            (a)Lone Star Steakhouse & Saloon                           451,200        7,614
                            (a)ShopKo Stores                                            96,000        3,348
                               Springs Industries, Inc.                                211,100       11,848
                               Talbots, Inc.                                            95,000        2,714
                            (a)Vallassis Communications                                326,400       11,485
                            (a)Young Broadcasting Corp.                                372,200       19,308
                               ----------------------------------------------------------------------------
                                                                                                    187,210
-----------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.3%      (a)Fresh Del Monte Produce, Inc.                           180,400        3,450
                            (a)Performance Food Group                                  362,500        6,797
                            (a)Swisher International                                   570,000        5,059
                               ----------------------------------------------------------------------------
                                                                                                     15,306
-----------------------------------------------------------------------------------------------------------
ENERGY--8.5%                   Atmos Energy Corp.                                      382,900       11,774
                            (a)Basin Exploration                                       368,600        5,806
                            (a)Belden & Blake Corp.                                    286,600       11,374
                            (a)Chieftain International, Inc.                           409,200        9,258
                               Cross Timbers Oil                                       342,300        5,926
                               Giant Industries                                        214,600        4,037
                               KCS Energy                                              504,600        5,992
                            (a)Nuevo Energy Co.                                        355,700       11,560
                            (a)Seitel, Inc.                                            494,800        8,412
                            (a)Tesoro Petroleum Corp.                                  630,000       12,167
                            (a)Triton Energy Corp.                                     234,000        9,111
                            (a)Veritas DGC, Inc.                                       187,800        9,730
                               ----------------------------------------------------------------------------
                                                                                                    105,147
-----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--22.6%   (a)Acceptance Insurance Cos.                               355,100        8,167
                               Apartment Investment & Mgmt. Co.                        196,038        7,646
                               Associated Banc Corp.                                   152,889        7,568
                               BankAtlantic Bancorp                                    186,950        2,465
-----------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                     SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
                               Chartwell Re Corp.                                      252,500        7,465
                               Commercial Federal Corp.                                304,750       10,152
                               Commonwealth Bancorp, Inc.                               45,500        1,075
                               Compass Bancshares                                      174,500        8,283
                               Cullen Frost Bankers                                    123,000        6,665
                               Doral Financial Corp.                                   204,000        3,404
                               Excel Realty Trust, Inc.                                210,200        5,728
                               Excell Legacy Corporation                               210,200        1,077
                               First Commerce Corp.                                     59,000        4,547
                               Freemont General Corp.                                  231,500       13,239
                               Frontier Insurance Group                                140,000        3,430
                               HCC Insurance Holdings                                  282,000        6,028
                               HUBCO, Inc.                                             153,555        5,413
                               Headland Mortgage Co.                                   461,200        7,610
                               Impac Mortgage Holdings, Inc.                            90,600        1,421
                               Imperial Credit Industries                              500,920       10,582
                               Imperial Credit Mortgage Holdings                     1,092,700       15,127
                               John Alden Financial Corp.                              162,400        3,593
                               LandAmerica Financial Group                             115,000        5,491
                            (a)New Century Financial Corp.                               5,000           48
                               North Fork Bancorp                                      354,920        8,540
                            (a)Ocwen Financial Corp.                                   145,000        3,534
                               Omega Healthcare Investors                              185,500        6,388
                               PennCorp Financial Group                                273,600        6,053
                               Peoples Heritage Financial Group                        154,000        3,465
                            (a)Philips International Realty                            366,700        6,326
                            (a)Prentiss Properties Trust                               278,300        7,114
                               Redwood Trust                                           301,000        7,055
                               Reliance Group Holdings, Inc.                           617,900       11,161
                               RenaissanceRe Holding, Ltd.                              72,000        3,366
                               Resource Bancshares Mortgage Group                      781,200       13,622
                            (a)Southern Pacific Funding Corp.                          683,200       10,504
                               Sovereign Bancorp                                       185,232        3,276
                            (a)Trans Financial, Inc.                                    71,200        3,800
                               U.S. Trust Corp.                                         98,700        2,745
                            (a)UniCapital Corp.                                        398,700        6,927
                               United Companies Financial Corp.                        188,300        3,460
                               Vermont Financial Services Corp                         146,500        4,148
                               W.R. Berkley Corp.                                      133,500        6,241
                               Webster Financial Corp.                                 339,800       11,468
                               Winston Hotels                                          400,000        4,800
                               ----------------------------------------------------------------------------
                                                                                                    280,217
-----------------------------------------------------------------------------------------------------------
HEALTH CARE--4.0%           (a)Apria Healthcare Group                                  124,000          946
                            (a)CONMED Corp.                                            509,700       10,767
                            (a)Genesis Health Ventures                                 330,000        8,353
                               Health Care Property Investors, Inc.                     86,100        3,030
                            (a)Hologic, Inc.                                           277,000        5,817
                               Integrated Health Services                              364,430       13,552
                               Nationwide Health Properties                            278,300        6,679
                               ----------------------------------------------------------------------------
                                                                                                     49,144
-----------------------------------------------------------------------------------------------------------
MATERIALS                      AK Steel Holding Corp.                                  304,000        5,662
AND PROCESSING--15.0%          AMCOL International                                     699,000        9,611
                               Ball Corp.                                              363,000       14,316
                            (a)Buckeye Cellulose                                       441,000        9,950
                               Carpenter Technology Corp.                              276,900       14,676
                               Del Webb Corp.                                          277,500        6,729
                               Elcor Corp.                                             384,450       10,188
                               Flowserv Corp.                                          463,513       13,442
                               Furon Co.                                               650,000       10,359

                                                                              11

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                       SHARES       VALUE
-----------------------------------------------------------------------------------------------------------
                               Intermet Corp.                                          711,500   $   13,874
                            (a)Lone Star Technologies                                  480,500        9,130
                            (a)Lydall, Inc.                                            452,700        7,922
                               Mississippi Chemical Corp.                              373,600        6,258
                            (a)Mueller Industries, Inc.                                173,000        5,363
                               Quanex Corp.                                            366,000       11,369
                            (a)The Shaw Group                                          415,100       10,170
                               Trinity Industries                                      280,500       13,394
                            (a)Wyman-Gordon Co.                                        632,000       12,561
                               ----------------------------------------------------------------------------
                                                                                                    184,974
-----------------------------------------------------------------------------------------------------------
PRODUCER DURABLES--4.9%        Blount, Inc.                                            400,100       11,278
                               Briggs & Stratton Corp.                                 241,400       10,954
                            (a)Electroglas                                             121,500        1,655
                               General Cable Corp.                                     459,900       12,187
                               Stewart & Stevenson Services                            592,500       12,294
                               Watts Industries, Inc.                                  498,000       11,610
                               ----------------------------------------------------------------------------
                                                                                                     59,978
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.6%            (a)Altron, Inc.                                            188,300        2,083
                            (a)Benchmark Electronics                                   339,800        6,860
                               Breed Technologies, Inc.                                305,000        5,814
                            (a)Burr Brown Corp.                                        315,750        8,101
                            (a)EXAR Corp.                                              156,500        3,600
                            (a)HMT Technology Corp.                                    770,500        8,957
                            (a)Hutchinson Technology                                   352,500        8,813
                            (a)Learning Co.                                            305,900        8,718
                            (a)MasTec, Inc.                                            302,000        6,229
                            (a)Read-Rite Corp.                                         231,200        2,038
                               Scientific-Atlanta                                      702,500       15,499
                            (a)Tech-Sym Corp.                                          154,500        4,471
                            (a)Vanstar Corp.                                            64,000          932
                               ----------------------------------------------------------------------------
                                                                                                     82,115
-----------------------------------------------------------------------------------------------------------
TRANSPORTATION--5.6%           Airborne Freight Corp.                                  198,400        7,390
                            (a)America West Airlines                                   564,000       15,968
                               Borg-Warner Automotive, Inc.                            192,800       10,990
                               Fleetwood Enterprises                                   316,900       12,676
                               Myers Industries                                        391,890        8,279
                               Royal Nedlloyd Group, ADR                               503,000        5,533
                            (a)Wisconsin Central Transportation Corp.                  373,500        8,754
                               ----------------------------------------------------------------------------
                                                                                                     69,590
-----------------------------------------------------------------------------------------------------------
UTILITIES--1.5%             (a)Jones Intercable, Inc.                                  627,200       13,485
                               TNP Enterprises                                         162,200        5,282
                               ----------------------------------------------------------------------------
                                                                                                     18,767
-----------------------------------------------------------------------------------------------------------
OTHER--2.6%                 (a)Global Industrial Technologies, Inc.                    490,200        8,303
                               Standard & Poor's Midcap 400
                               Depositary Receipts                                     350,200       24,076
                               ----------------------------------------------------------------------------
                                                                                                     32,379
                               ----------------------------------------------------------------------------
                               TOTAL COMMON STOCKS--90.2%
                               (Cost: $987,575)                                                   1,115,889
                               ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

 MONEY MARKET                                                                        PRINCIPAL
 INSTRUMENTS--10.4%                                                                    AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------
                               Yield--5.47% to 5.63%
                               Due--June 1998
                               Baxter International                                   $13,000        12,980
                               Bell Atlantic Network Funding Corp.                     20,000        19,966



PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL
                                                                                   AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------
                               CIESCO, L.P.                                         18,000       17,986
                               Merrill Lynch & Co.                                   3,000        2,988
                               Sara Lee Corp.                                        4,200        4,196
                               Transamerica Finance Corp.                            2,950        2,940
                               Xerox Credit Corp.                                    7,000        6,979
                               Other                                                61,350       61,226
                               ------------------------------------------------------------------------
                               TOTAL MONEY MARKET INSTRUMENTS--10.4%
                               (Cost: $129,262)                                                 129,261
                               ------------------------------------------------------------------------
                               TOTAL INVESTMENTS--100.6%
                               (Cost: $1,116,837)                                             1,245,150
                               ------------------------------------------------------------------------
                               LIABILITIES LESS, CASH AND OTHER ASSETS--(.6)%                    (7,958)
                               ------------------------------------------------------------------------
                               NET ASSETS--100%                                              $1,237,192
                               ------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security

Based on the cost of investments of $1,116,837,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $189,920,000, the gross unrealized depreciation was $61,607,000 and the net unrealized appreciation on investments was $128,313,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)
(IN THOUSANDS)

----------------------------------------------------------------------------------------
 ASSETS
----------------------------------------------------------------------------------------
Investments, at value
(Cost: $1,116,837)                                                            $1,245,150
----------------------------------------------------------------------------------------
Cash                                                                               8,395
----------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                   698
----------------------------------------------------------------------------------------
  Fund shares sold                                                                 2,382
----------------------------------------------------------------------------------------
  Dividends                                                                          756
----------------------------------------------------------------------------------------
    TOTAL ASSETS                                                               1,257,381
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
----------------------------------------------------------------------------------------

Payable for:
  Investments purchased                                                           16,838
----------------------------------------------------------------------------------------
  Fund shares redeemed                                                             1,110
----------------------------------------------------------------------------------------
  Management fee                                                                     731
----------------------------------------------------------------------------------------
  Distribution services fee                                                          378
----------------------------------------------------------------------------------------
  Administrative services fee                                                        246
----------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                             879
----------------------------------------------------------------------------------------
  Directors' fees and other                                                            7
----------------------------------------------------------------------------------------
    Total liabilities                                                             20,189
----------------------------------------------------------------------------------------
NET ASSETS                                                                    $1,237,192
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
----------------------------------------------------------------------------------------

Paid-in capital                                                               $1,077,736
----------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                    32,107
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                       128,313
----------------------------------------------------------------------------------------
Accumulated net investment loss                                                     (964)
----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                   $1,237,192
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 THE PRICING OF SHARES
----------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($606,669/27,398 shares outstanding)                                            $22.14
----------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                     $23.49
----------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($493,823/22,795 shares outstanding)                                            $21.66
----------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($123,246/5,673 shares outstanding)                                             $21.73
----------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($13,454/599 shares outstanding)                                                $22.48
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------
Dividends                                                                    $ 6,069
------------------------------------------------------------------------------------
Interest                                                                       3,260
------------------------------------------------------------------------------------
    Total investment income                                                    9,329
------------------------------------------------------------------------------------
Expenses:
  Management fee                                                               4,383
------------------------------------------------------------------------------------
  Distribution services fee                                                    2,156
------------------------------------------------------------------------------------
  Administrative services fee                                                  1,481
------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                       2,647
------------------------------------------------------------------------------------
  Reports to shareholders                                                        186
------------------------------------------------------------------------------------
  Registration fees                                                              262
------------------------------------------------------------------------------------
  Professional fees                                                               22
------------------------------------------------------------------------------------
  Directors' fees and other                                                       22
------------------------------------------------------------------------------------
    Total expenses                                                            11,159
------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                           (1,830)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------

 Net realized gain on sales of investments                                    37,417
------------------------------------------------------------------------------------
 Net realized loss from futures transactions                                  (1,515)
------------------------------------------------------------------------------------
   Net realized gain                                                          35,902
------------------------------------------------------------------------------------
 Change in net unrealized appreciation on investments                         13,883
------------------------------------------------------------------------------------
Net gain on investments                                                       49,785
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $47,955
------------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                SIX MONTHS      ELEVEN MONTHS
                                                   ENDED             ENDED
                                                MAY 31, 1998      NOVEMBER 30,
                                                 (UNAUDITED)          1997
------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------
 Net investment income (loss)                   $    (1,830)               795
------------------------------------------------------------------------------
 Net realized gain                                   35,902             35,631
------------------------------------------------------------------------------
 Change in net unrealized appreciation               13,883             92,608
------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                      47,955            129,034
------------------------------------------------------------------------------
Distribution from net realized gain                 (37,729)                --
------------------------------------------------------------------------------
Net increase (decrease) from capital
share transactions                                  (36,178)           860,888
------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (25,952)           989,922
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------

Beginning of period                               1,263,144            273,222
------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income
of $866 in 1997)                                $ 1,237,192          1,263,144
------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1  DESCRIPTION OF THE
   FUND Kemper Small Cap Value Fund (the Fund) is a separate series of Kemper Value Series (KVS) (formerly known as Kemper Value Fund, Inc.), an open-end management investment company organized as a corporation in the state of Maryland. KVS is authorized to issue 3 billion shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses that Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


                             the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund generally declares and pays dividends of net investment income and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.
--------------------------------------------------------------------------------

3 TRANSACTIONS WITH
  AFFILIATES                 MANAGEMENT AGREEMENT. KVS has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $4,383,000 for the six months ended May 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVS has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                       COMMISSIONS ALLOWED
                                                                      COMMISSIONS            BY KDI
                                                                       RETAINED    ---------------------------
                                                                        BY KDI     TO ALL FIRMS  TO AFFILIATES
                                                                      -----------  ------------  -------------
                             Six months ended May 31, 1998            $  201,000     1,806,000         21,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                      DISTRIBUTION FEES     COMMISSIONS AND
                                                                          AND CDSC       DISTRIBUTION FEES PAID
                                                                       RECEIVED BY KDI      BY KDI TO FIRMS
                                                                      -----------------  ----------------------
                             Six months ended May 31, 1998            $     2,537,000             3,748,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KVS has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                        ASF PAID BY       ASF PAID
                                                                      THE FUND TO KDI  BY KDI TO FIRMS
                                                                      ---------------  ---------------
                             Six months ended May 31, 1998            $   1,481,000        1,434,000

                                                                              17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KVS's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,975,000 for the six months ended May 31, 1998.

                             OFFICERS AND DIRECTORS. Certain officers or
                             directors of the Fund are also officers or
                             directors of Scudder Kemper. During the six months ended May 31, 1998, the Fund made no payments to its officers and incurred directors' fees of $14,000 to independent directors.
--------------------------------------------------------------------------------

4  INVESTMENT
   TRANSACTIONS              For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                 $250,042
                             Proceeds from sales                        325,691
--------------------------------------------------------------------------------

5  CAPITAL SHARE
   TRANSACTIONS              The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                               ELEVEN MONTHS
                                                                         SIX MONTHS ENDED          ENDED
                                                                           MAY 31, 1998      NOVEMBER 30, 1997
                                                                        -------------------  ------------------
                                                                        SHARES     AMOUNT    SHARES    AMOUNT
                              ---------------------------------------------------------------------------------
                               SHARES SOLD
                              ---------------------------------------------------------------------------------
                               Class A                                    9,291   $ 204,209  31,605   $ 631,847
                              ---------------------------------------------------------------------------------
                               Class B                                    5,225     112,767  15,839     315,709
                              ---------------------------------------------------------------------------------
                               Class C                                    1,488      32,186   3,966      79,927
                              ---------------------------------------------------------------------------------
                               Class I                                      185       4,104     763      15,563
                              ---------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------
                               SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              ---------------------------------------------------------------------------------
                               Class A                                      902      18,655      --          --
                              ---------------------------------------------------------------------------------
                               Class B                                      589      11,974      --          --
                              ---------------------------------------------------------------------------------
                               Class C                                      116       2,361      --          --
                              ---------------------------------------------------------------------------------
                               Class I                                       23         476      --          --
                              ---------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------
                               SHARES REDEEMED
                              ---------------------------------------------------------------------------------
                               Class A                                  (16,903)   (364,285) (6,002)   (125,310)
                              ---------------------------------------------------------------------------------
                               Class B                                   (1,863)    (40,350) (1,879)    (35,807)
                              ---------------------------------------------------------------------------------
                               Class C                                     (557)    (12,157)   (444)     (9,013)
                              ---------------------------------------------------------------------------------
                               Class I                                     (276)     (6,118)   (585)    (12,028)
                              ---------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------
                               CONVERSION OF SHARES
                              ---------------------------------------------------------------------------------
                               Class A                                      371       8,240     212       4,601
                              ---------------------------------------------------------------------------------
                               Class B                                     (378)     (8,240)   (215)     (4,601)
                              ---------------------------------------------------------------------------------
                               NET INCREASE (DECREASE) FROM CAPITAL
                               SHARE TRANSACTIONS                                 $ (36,178)          $ 860,888
                              ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       --------------------------------------------------
                                                                                            CLASS A
                                                                       --------------------------------------------------
                                                                       SIX MONTHS  ELEVEN MONTHS    YEAR ENDED DECEMBER
                                                                         ENDED         ENDED                31,
                                                                        MAY 31,    NOVEMBER 30,    ----------------------
                                                                          1998         1997        1996    1995    1994
                              -------------------------------------------------------------------------------------------
                               PER SHARE OPERATING PERFORMANCE
                              -------------------------------------------------------------------------------------------
                              Net asset value, beginning of period     $   21.83       18.28       14.50   10.85   11.23
                              -------------------------------------------------------------------------------------------
                              Income from investment operations:
                                Net investment income (loss)                (.03)        .05         .14    (.02)     --
                              -------------------------------------------------------------------------------------------
                                Net realized and unrealized gain            1.04        3.50        4.14    4.64     .02
                              -------------------------------------------------------------------------------------------
                              Total from investment operations              1.01        3.55        4.28    4.62     .02
                              -------------------------------------------------------------------------------------------
                              Less dividends:
                                Distribution from net investment
                                income                                        --          --         .07      --      --
                              -------------------------------------------------------------------------------------------
                                Distribution from net realized gain          .70          --         .43     .97     .40
                              -------------------------------------------------------------------------------------------
                              Total dividends                                .70          --         .50     .97     .40
                              -------------------------------------------------------------------------------------------
                              Net asset value, end of period           $   22.14       21.83       18.28   14.50   10.85
                              -------------------------------------------------------------------------------------------
                              TOTAL RETURN (NOT ANNUALIZED)                 4.86%      19.42       29.60   43.29     .15
                              -------------------------------------------------------------------------------------------
                               RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
                              -------------------------------------------------------------------------------------------
                              Expenses                                      1.42%       1.32        1.31    1.25    1.25
                              -------------------------------------------------------------------------------------------
                              Net investment income (loss)                   .10%        .51         .87    (.16)   (.03)
                              -------------------------------------------------------------------------------------------
                              -------------------------------------------------------------------------------------------
                               RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
                              -------------------------------------------------------------------------------------------
                              Expenses                                      1.42%       1.32        1.47    1.83    1.82
                              -------------------------------------------------------------------------------------------
                              Net investment income (loss)                   .10%        .51         .71    (.74)   (.61)
                              -------------------------------------------------------------------------------------------

                                                                       ----------------------------------------------
                                                                                          CLASS B
                                                                       ----------------------------------------------
                                                                       SIX MONTHS  ELEVEN MONTHS    YEAR    SEPT. 11
                                                                         ENDED         ENDED       ENDED      TO
                                                                        MAY 31,    NOVEMBER 30,   DEC. 31,  DEC. 31,
                                                                          1998         1997         1996     1995
                              ---------------------------------------------------------------------------------------
                               PER SHARE OPERATING PERFORMANCE
                              ---------------------------------------------------------------------------------------
                              Net asset value, beginning of period     $   21.46       18.14        14.48      15.75
                              ---------------------------------------------------------------------------------------
                              Income from investment operations:
                                Net investment income (loss)                (.07)       (.04)         .01       (.02)
                              ---------------------------------------------------------------------------------------
                                Net realized and unrealized gain
                                (loss)                                       .97        3.36         4.11       (.41)
                              ---------------------------------------------------------------------------------------
                              Total from investment operations               .90        3.32         4.12       (.43)
                              ---------------------------------------------------------------------------------------
                              Less dividends:
                                Distribution from net investment
                                income                                        --          --          .03         --
                              ---------------------------------------------------------------------------------------
                                Distribution from net realized gain          .70          --          .43        .84
                              ---------------------------------------------------------------------------------------
                              Total dividends                                .70          --          .46        .84
                              ---------------------------------------------------------------------------------------
                              Net asset value, end of period           $   21.66       21.46        18.14      14.48
                              ---------------------------------------------------------------------------------------
                              TOTAL RETURN (NOT ANNUALIZED)                 4.42%      18.30        28.54      (2.52)
                              ---------------------------------------------------------------------------------------
                               RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
                              ---------------------------------------------------------------------------------------
                              Expenses                                      2.27%       2.34         2.12       2.00
                              ---------------------------------------------------------------------------------------
                              Net investment income (loss)                  (.75)%      (.51)         .06      (.99)
                              ---------------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------------
                               RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
                              ---------------------------------------------------------------------------------------
                              Expenses                                      2.27%       2.34         2.49       2.39
                              ---------------------------------------------------------------------------------------
                              Net investment loss                           (.75)%      (.51)        (.31)    (1.38)
                              ---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                                                      ---------------------------------------------
                                                                                         CLASS C
                                                                      ---------------------------------------------
                                                                      SIX MONTHS  ELEVEN MONTHS   YEAR    SEPT. 11
                                                                        ENDED         ENDED       ENDED     TO
                                                                       MAY 31,    NOVEMBER 30,   DEC. 31  DEC. 31,
                                                                         1998         1997        1996     1995
                             --------------------------------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE
                             --------------------------------------------------------------------------------------
                             Net asset value, beginning of period     $   21.51       18.17       14.48      15.75
                             --------------------------------------------------------------------------------------
                             Income from investment operations:
                               Net investment income (loss)                (.06)       (.03)        .01       (.02)
                             --------------------------------------------------------------------------------------
                               Net realized and unrealized gain
                               (loss)                                       .98        3.37        4.14       (.41)
                             --------------------------------------------------------------------------------------
                             Total from investment operations               .92        3.34        4.15       (.43)
                             --------------------------------------------------------------------------------------
                             Less dividends:
                               Distribution from net investment
                               income                                        --          --         .03         --
                             --------------------------------------------------------------------------------------
                               Distribution from net realized gain          .70          --         .43        .84
                             --------------------------------------------------------------------------------------
                             Total dividends                                .70          --         .46        .84
                             --------------------------------------------------------------------------------------
                             Net asset value, end of period           $   21.73       21.51       18.17      14.48
                             --------------------------------------------------------------------------------------
                             TOTAL RETURN (NOT ANNUALIZED)                 4.50%      18.38       28.77      (2.51)
                             --------------------------------------------------------------------------------------
                              RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
                             --------------------------------------------------------------------------------------
                             Expenses                                      2.22%       2.24        2.06       1.95
                             --------------------------------------------------------------------------------------
                             Net investment income (loss)                  (.70)%      (.41)        .12       (.94)
                             --------------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------------
                              RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
                             --------------------------------------------------------------------------------------
                             Expenses                                      2.22%       2.24        2.19       2.35
                             --------------------------------------------------------------------------------------
                             Net investment loss                           (.70)%      (.41)       (.01)     (1.34)
                             --------------------------------------------------------------------------------------
                                                                      ---------------------------------------------
                                                                                         CLASS I
                                                                      ---------------------------------------------
                                                                      SIX MONTHS  ELEVEN MONTHS   YEAR    NOV. 1
                                                                        ENDED         ENDED       ENDED     TO
                                                                       MAY 31,    NOVEMBER 30,   DEC. 31  DEC. 31,
                                                                         1998         1997        1996     1995
                             --------------------------------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE
                             --------------------------------------------------------------------------------------
                             Net asset value, beginning of period     $   22.08       18.40       14.52      14.25
                             --------------------------------------------------------------------------------------
                             Income from investment operations:
                               Net investment income                        .10         .13         .25         --
                             --------------------------------------------------------------------------------------
                               Net realized and unrealized gain            1.00        3.55        4.13       1.11
                             --------------------------------------------------------------------------------------
                             Total from investment operations              1.10        3.68        4.38       1.11
                             --------------------------------------------------------------------------------------
                             Less dividends:
                               Distribution from net investment
                               income                                        --          --         .07         --
                             --------------------------------------------------------------------------------------
                               Distribution from net realized gain          .70          --         .43        .84
                             --------------------------------------------------------------------------------------
                             Total dividends                                .70          --         .50        .84
                             --------------------------------------------------------------------------------------
                             Net asset value, end of period           $   22.48       22.08       18.40      14.52
                             --------------------------------------------------------------------------------------
                             TOTAL RETURN (NOT ANNUALIZED)                 5.22%      20.00       30.28       8.03
                             --------------------------------------------------------------------------------------
                              RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
                             --------------------------------------------------------------------------------------
                             Expenses                                       .92%        .89         .84        .47
                             --------------------------------------------------------------------------------------
                             Net investment income                          .60%        .94        1.34        .28
                             --------------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------------
                              RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
                             --------------------------------------------------------------------------------------
                             Expenses                                       .92%        .89         .84        .90
                             --------------------------------------------------------------------------------------
                             Net investment income (loss)                   .60%        .94        1.34       (.15)
                             --------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------



                                        SIX MONTHS   ELEVEN MONTHS
                                           ENDED         ENDED        YEAR ENDED DECEMBER 31,
                                          MAY 31,    NOVEMBER 30,    -------------------------
                                            1998         1997         1996      1995    1994
----------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $1,237,192    1,263,144     273,222   31,606   6,931
----------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             45%          83          23       86     140
----------------------------------------------------------------------------------------------

NOTES:
Per share data for the year ended December 31, 1996 were determined based on average shares outstanding. Total return does not reflect the effect of any sales charges. Data for the period ended May 31, 1998 is unaudited.

The investment manager waived a portion of its management fee and absorbed certain operating expenses of the Fund through the period ended December 31, 1996.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Shareholders of Kemper Small Cap Value Fund (KSCVF), one of three series of Kemper Value Fund, Inc., were asked to vote on five separate issues: election of the eight members to the Board of Directors, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure, and approval of a new rule 12b-1 distribution plan with Kemper Distributors, Inc. for Class B shares and Class C shares. All three series of Kemper Value Fund, Inc. voted in the aggregate for election of Directors and selection of auditors and separtely for the other items, with the Class B and Class C shareholders voting separately for the new rule 12b-1 distribution plan. The following are the results for each issue:

1) Election of Directors (all series).

                              For       Withheld
   James E. Atkins         75,383,520   1,019,732
   Arthur R. Gottschalk    75,374,970   1,028,281
   Frederick T. Kelsey     75,381,005   1,022,247
   Daniel Pierce           75,379,579   1,023,673
   Fred B. Renwick         75,413,453   989,799
   John B. Tingleff        75,398,856   1,004,396
   Edmond D. Villani       75,368,163   1,035,088
   John B. Weithers        75,411,770   991,482

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year (all series).

                        For             Against         Abstain

                     74,654,361         520,089         1,228,802

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc. (KSCVF).

                        For              Against        Abstain

                     25,354,690          351,705        675,155

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure. (KSCVF).

                         For            Against         Abstain

                      20,256,710        950,088         1,526,869

5) Approval of a new rule 12b-1 distribution plan with Kemper Distributors, Inc. (KSCVF).

                                                          Broker
              For      Against          Abstain         Non-Votes

Class B    7,947,494   176,525          273,522         540,112

Class C    1,949,279   24,565           57,719          32,270

NOTES

DIRECTORS & OFFICERS

DIRECTORS                      OFFICERS

DANIEL PIERCE                  MARK CASADY                  KATHRYN L. QUIRK
Chairman and Director          President                    Vice President

JAMES E. AKINS                 PHILIP J. COLLORA            THOMAS F. SASSI
Director                       Vice President and           Vice President
                               Secretary
ARTHUR R. GOTTSCHALK                                        STEVEN T. STOKES
Director                       JOHN R. HEBBLE               Vice President
                               Treasurer
FREDERICK T. KELSEY                                         LINDA J. WONDRACK
Director                       THOMAS H. FORESTER           Vice President
                               Vice President
FRED B. RENWICK                                             MAUREEN E. KANE
Director                       FREDERICK L. GASKIN          Assistant Secretary
                               Vice President
JOHN B. TINGLEFF                                            CAROLINE PEARSON
Director                       JERARD K. HARTMAN            Assistant Secretary
                               Vice President
EDMOND D. VILLANI                                           ELIZABETH C. WERTH
Director                       THOMAS W. LITTAUER           Assistant Secretary
                               Vice President
JOHN G. WEITHERS
Director                       ANN M. MCCREARY
                               Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT           KEMPER SERVICE COMPANY
                                    P.O. Box 419557
                                    Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT        INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Style/Value Style prospectus.

KSCVF-3 (7/98) 1050290